Exhibit 99.2

SUBSCRIPTION AGREEMENT

GenVec, Inc.
Attn: Jeffrey W. Church
65 West Watkins Mill Road
Gaithersburg, MD 20878

Ladies and Gentlemen:

     The undersigned subscriber (“Subscriber”) hereby tenders this Subscription Agreement (this “Agreement”) in accordance with and subject to the terms and conditions set forth herein:

1. Subscription.

     1.1 Subscriber hereby subscribes for and agrees to purchase the number of shares (the “Shares”) of common stock, $.001 par value per share (the “Common Shares”), of GenVec Inc., a Delaware corporation (the “Company”), indicated on the signature page attached hereto at the purchase price set forth on such signature page (the “Purchase Price”).

     1.2 This Agreement is part of an offering of Common Shares pursuant to which Stonegate Securities, Inc. serves as the placement agent (the “Placement Agent”) on behalf of the Company. The offering and sale of the Shares (the "Offering”) are being made pursuant to an effective Registration Statement on Form S-3 (including the Prospectus contained therein (the “Prospectus”), the "Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the requirements of the Securities Act of 1933, as amended (the “Act”). Upon consummation of the sale of the Shares pursuant to the Offering, the Company shall file a Prospectus Supplement (the “Prospectus Supplement”) with the Commission containing certain supplemental information regarding the Shares and the terms of the Offering.

     1.3 Subscriber understands that it will not earn interest on any funds held by the Company prior to the date of closing of the Offering. The completion of the purchase and sale of the Shares (the “Closing”) will occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Subscriber will be notified in advance by the Placement Agent. At the Closing, the Company will cause its Transfer Agent (the “Transfer Agent”) to deliver to the Subscriber the Shares against payment of the Purchase Price delivered by the Subscriber.

     1.4 Promptly after the execution of this Agreement by the Subscriber and the Company, the Subscriber shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Subscriber (the “Payment”) to the account designated by the Company and the Placement Agent pursuant to the terms of that certain Escrow Agreement by and among the Company, the Placement Agent and Bank of Texas (the

"Escrow Agent”), the form of which is attached hereto as Exhibit A (the “Escrow Agreement”).

     Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Placement Agent and the Subscriber to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the Conditions to Subscriber Obligations set forth in Section 2 herein below. The Placement Agent shall have no rights in or to any of the escrowed funds, unless the Placement Agent and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Agent fee and expenses.

     1.5 Subscriber hereby agrees to be bound hereby upon (i) execution and delivery to the Company, in care of the Placement Agent, of the signature page to this Agreement and (ii) written acceptance on the Closing Date by the Company and the Placement Agent of Subscriber’s subscription, which shall be confirmed by faxing to the Subscriber the signature page to this Agreement that has been executed by the Company (the “Subscription”).

     1.6 Prior to acceptance of this Agreement by the Company and the Placement Agent, Subscriber agrees that the Company and Placement Agent may, as they mutually agree in their sole and absolute discretion, reduce the Subscription to any number of Common Shares that in the aggregate do not exceed the number of Common Shares hereby applied for without any prior notice to or further consent by Subscriber; provided, however, if any of Subscriber’s Subscription is so reduced, Subscriber may withdraw his entire Subscription. Subscriber hereby irrevocably constitutes and appoints the Placement Agent and each officer of the Placement Agent, each of the foregoing acting singularly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of Subscriber, with full power and authority in Subscriber’s name, place and stead to amend this Agreement, including, in each case, Subscriber’s signature page thereto, to effect any of the foregoing provisions of this Section 1.6.

     1.7 Subscriber agrees and understands that the Closing is not subject to a minimum dollar amount of Common Shares sold by the Company in the Offering.

     1.8 Subscriber agrees and understands that the principals of the Placement Agent may purchase Common Shares in this Offering for their own account on the same terms and conditions as Subscriber

     1.9 The Company and the Subscriber agree that the Subscriber will purchase from the Company and the Company will issue and sell to the Subscriber the Shares in accordance with the terms hereof. Unless otherwise requested by the Subscriber, the Shares purchased by the Subscriber will be delivered by electronic book-entry at Depository Trust Company (“DTC”), registered in the Subscriber’s name and address set forth below pursuant to the written instructions set forth on the signature page hereof or provided to the Company and Placement Agent, and will be released by the Company’s transfer agent at Closing. The Subscriber shall direct the broker (which shall be a DTC participant) that maintains the account or accounts to be credited with the Shares to set up a Deposit/Withdrawal at Custodian (“DWAC”), instructing the Company’s Transfer agent to credit such account or accounts with the Shares by means of an electronic book entry.

2. Conditions to Subscriber’s Obligations.

     2.1 The obligation of Subscriber to close the transaction contemplated by this Agreement (the “Transaction”) is subject to the satisfaction on or prior to the Closing Date of the following conditions set forth in Sections 2.2 through 2.9 hereof.

     2.2 The Company shall have executed this Agreement and delivered the same to the Placement Agent.

     2.3 The Board of Directors, or a committee thereof, of the Company shall have adopted resolutions authorizing the transaction contemplated hereby and authorizing the issuance of the Shares in a form reasonably acceptable to the Placement Agent and delivered copies of such resolutions to the Placement Agent.

     2.4 The Registration Statement shall remain effective as of the Closing Date and on the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Placement Agent.

     2.5 The Company shall have delivered the Prospectus Supplement to Subscriber.

     2.6 On the Closing Date, the Placement Agent shall have received the opinion, dated as of Closing Date, of Arnold & Porter LLP, counsel for the Company, in form and substance reasonably acceptable to Placement Agent.

     2.7 On the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the business, financial condition, business prospects, or results of operations of the Company, whether or not arising in the ordinary course of business (a “Material Adverse Effect"), and the Placement Agent shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 3 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Date, (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Date, and (iv) to his knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

     2.8 The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     2.9 Counsel for the Placement Agent shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent.

3. Representations and Warranties; Covenants; Survival.

     3.1 The Company represents and warrants to Subscriber that, at the date of this Agreement and at the Closing Date on which Subscriber purchases Common Shares:

(a)	The Company has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms. The Company need not give any notice to, make any filings with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement (other than filings required to be made under applicable federal and state securities laws or with Nasdaq).

(b)	The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to carry on the business in it is engaged and to own the properties it owns, and the Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary, except where the failure to be qualified or licensed would not have a Material Adverse Effect. The Company has no subsidiaries.

(c)	Except as set forth in the Company’s filings with the Commission, there are no legal actions or administrative proceedings or investigations instituted, or to the knowledge of the Company threatened, against the Company, that would have a Material Adverse Effect, or which concerns the transactions contemplated by this Agreement.

(d)	The Company’s audited financial statements as of December 31, 2003, contained in the Form 10-K, including the notes contained therein, fairly present, in all material respects, the financial position of the Company at the date thereof and the results of its operations for the period purported to be covered thereby. Such financial statements have been prepared in accordance with Regulation S-X under the Act in all material respects and in conformity with generally accepted accounting principles consistently applied with prior periods subject to any comments and notes contained therein. All liabilities, contingent and other, of the Company, are set forth in the financial statements as of December 31, 2003 contained in the Form 10-K, excepting only liabilities incurred in the ordinary course of business subsequent to December 31, 2003, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Since December 31, 2003, there has been no material adverse change in the financial condition of the Company from the financial condition stated in such financial statements. As of February 29, 2004, the Company had 51,464,298 Common Shares outstanding. The capitalization of the Company, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock as of the Closing Date is as described in the SEC Filings.

(e)	The Company’s Registration Statement on Form S-3 (No. 333-101963) was declared effective by the Commission on January 2, 2003. The Registration Statement is effective on the date hereof and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends, to the Company’s knowledge, or has threatened in writing to do so. The Registration Statement (including the information or documents incorporated by reference therein), as of the time it was declared effective, and any amendments or supplements thereto, each as of the time of filing, did not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The issuance of the Shares to the Subscriber is registered by the Registration Statement. Copies of the Registration Statement and Prospectus, any such amendment or supplement and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement that are not publicly available on the Commission’s website have been delivered to the Placement Agent and the Subscriber. Any reference herein to the Registration Statement, the Prospectus, or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated (or deemed to be incorporated) by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

(f)	Each part of the Registration Statement, and the Prospectus, conforms in all material respects with the requirements of the Act and the rules and regulations thereunder; each part of the Registration Statement, does or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, on the date of filing thereof with the Commission does or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements or omissions in any such document made in reliance on information furnished to the Company by the Placement Agent specifically stating that it is intended for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto.

(g)	The documents incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Securities Exchange

Act of 1934, as amended (the “Exchange Act”), as the case may be, conformed in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the foregoing will not apply to statements or omissions in any such document made in reliance on information furnished to the Company by the Placement Agent specifically stating that it is intended for use in any such document.

(h)	Except as set forth in all documents required to be filed by the Company under the Exchange Act (collectively, the “SEC Filings”), the Company has (i) good and marketable title to all of the properties and assets owned by it, free and clear of all liens, charges, claims, security interests or encumbrances (collectively, “Encumbrances”), that would have a Material Adverse Effect, and is in (ii) possession under all leases to which it is party as lessee. All leases to which the Company is a party are valid and binding and no material default has occurred and is continuing thereunder, and no event or circumstance that with the passage of time or giving of notice, or both, would constitute such a material default has occurred and is continuing, and, to the best knowledge of the Company, no defaults by the landlord exist under any such leases.

(i)	The Common Shares are currently listed on the Nasdaq National Market under the symbol “GNVC” and no notice has been given by Nasdaq that the Company is in non-compliance with any provision of the rules and regulations of the Nasdaq National Market.

(j)	The Company has not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss (other than operating losses incurred in the ordinary course of the Company’s business or specifically described in the SEC Filings) or interference with the business of the Company, including without limitation, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus; subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company, and (ii) except as specifically described in the SEC Filings, since the date of the latest audited financial statements included or incorporated by reference in the

Prospectus there has not been (A) any material change, in the authorized capital stock of the Company, (B) any material increase in the short-term debt or long-term debt of the Company, or (C) any material adverse change, or any development, that has a Material Adverse Effect.

(k)	There are no legal or governmental proceedings, contracts or documents of the Company of a character that are required to be described in or filed as exhibits to the Registration Statement or any of the documents incorporated by reference therein by the Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so described or filed as required.

(l)	The Company is not in violation of any provisions of its Amended and Restated Certificate of Incorporation, Bylaws or any other governing document as amended and in effect on and as of the date hereof or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any indenture, mortgage, deed of trust, loan or credit agreement or any provision of any instrument or contract to which it is a party or by which it is bound, which would have a Material Adverse Effect.

(m)	The Company has not violated and is in compliance with all laws, statutes, ordinances, regulations, rules and orders of any foreign, federal, state or local government and any other governmental department or agency, and any judgment, decision, decree or order of any court or governmental agency, department or authority, except for such violations or noncompliance which, individually or in the aggregate, would not have a Material Adverse Effect.

(n)	Except as disclosed in the SEC Filings, the Company possesses such licenses, permits, consents, orders, certificates or authorizations issued by the appropriate federal, state, foreign or local regulatory agencies or bodies necessary to conduct its business as described in the Prospectus except for licenses, permits, consents, orders, certificates, authorizations, approvals, franchises or rights, the absence of which, individually or in the aggregate, would not have a Material Adverse Effect; the Company has not received any notice of proceedings or investigations relating to the revocation or modification of any such licenses, permits, consents, orders, certificates, authorizations, approvals, franchises or rights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(o)	KPMG, which has audited the financial statements of the Company included in the Prospectus, is, to the best of the Company’s knowledge, an independent public accountant as required by the Act and the Rules and Regulations.

(p)	Except as disclosed in the SEC Filings, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business as now conducted (collectively, the “Company Intellectual

Property Rights”) without any conflict with, or infringement of, the rights of others. The Company has not received any written communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. Except as disclosed in the SEC Filings, and to the Company’s knowledge, all Company Intellectual Property Rights are enforceable and there is no existing infringement by any person of such Company Intellectual Property Rights. All patent applications that have been filed by the Company with the Patent and Trademark Office have been duly filed by the Company and the Company has, in all material respects, taken all actions reasonably necessary to maintain the prosecution of such patent applications.

(q)	The Company, by appropriate and required corporate action, has, or will have prior to the Closing, duly authorized the execution of this Agreement and the issuance and delivery of the Shares. The Shares are not subject to preemptive or other rights of any stockholders of the Company and when issued in accordance with the terms of this Agreement and the Amended and Restated Certificate of Incorporation of the Company, the Shares will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The issuance of the Shares will not trigger any anti-dilution rights.

(r)	The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(s)	The Company has not taken any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Common Shares in any manner in contravention of applicable securities laws.

(t)	Neither the Company, nor to the Company’s knowledge any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Act of the issuance of the Shares to the Subscriber except for securities covered by a currently effective registration statement under the Act.

(u)	For two years following the Closing Date, the Company shall use its best efforts to keep the Common Shares quoted on the Nasdaq National Market or an Eligible Market. For the purposes of this section, “Eligible Market” shall mean any of the New York Stock Exchange, the American Stock Exchange or the Nasdaq Small Cap Market.

(v)	Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the Amended and Restated Certificate of Incorporation or Bylaws of the Company, and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Company, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, other than such breaches, defaults or liens which would not have a Material Adverse Effect on the Company.

     3.2 The Company shall issue a press release and file a Current Report on Form 8-K with the SEC announcing the Offering on the next business day following the pricing of the Offering.

4. Subscriber Representations. Subscriber hereby represents, warrants and acknowledges and agrees with the Company and Placement Agent as follows:

     4.1 With respect to individual or partnership tax and other economic considerations involved in this investment, Subscriber is not relying on the Company or the Placement Agent (or any agent or representative of any of them). Subscriber has carefully considered and has, to the extent Subscriber believes such discussion necessary, discussed with Subscriber’s legal, tax, accounting and financial advisers the suitability of an investment in the Shares for Subscriber’s particular tax and financial situation.

     4.2 Subscriber and/or Subscriber’s advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers and to request additional relevant information from a person or persons acting on behalf of the Company concerning the Offering.

     4.3 Subscriber has such knowledge and experience in financial, tax and business matters so as to enable Subscriber to use the information made available to Subscriber in connection with the Offering to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

     4.4 Subscriber recognizes that investment in the Shares involves substantial risks. Subscriber acknowledges that Subscriber has reviewed the SEC Filings, including the risk factors set forth therein. Subscriber further recognizes that no Federal or state agencies have passed upon this Offering or made any finding or determination as to the fairness of this investment.

     4.5 Subscriber represents, warrants and agrees that it has not engaged in any short selling or hedging of the Company’s securities, or established or increased any “put equivalent position” as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934 with respect to the Company’s securities, within the past twenty (20) trading days.

     4.6 If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Shares, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Shares; and (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate.

     4.7 If Subscriber is a retirement plan or is investing on behalf of a retirement plan, Subscriber acknowledges that investment in the Shares poses risks in addition to those associated with other investments, including the inability to use losses generated by an investment in the Shares to offset taxable income.

5. Understandings.

     Subscriber understands, acknowledges and agrees with the Company and the Placement Agent as follows:

     5.1 Subscriber has received the Prospectus and the Prospectus Supplement. Subscriber hereby acknowledges and agrees that upon notice of acceptance from the Company and Placement Agent pursuant to Section 1.5, the Subscription hereunder is irrevocable by Subscriber, that, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

     5.2 No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment or any recommendations or endorsement of the Shares.

     5.3 The Placement Agent will receive compensation from the Company in connection with the Offering but is not guaranteeing or assuming responsibility for the operation or possible liability of the Company, including, without limitation, compliance by the Company with the agreements entered into in connection with the Offering, and the Placement Agent will not supervise or participate in the operation or management of the Company.

     5.4 Except as identified to the Placement Agent by the Company in writing, no person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker’s, finder’s or similar fee or commission in connection with this Subscription.

     5.5 The representations, warranties and agreements of Subscriber and the Company contained herein and in any other writing delivered in connection with the Offering shall be true and correct in all material respects on and as of the Closing Date of such Subscription as if made on and as of the date the Company executes this Agreement and shall survive the execution and delivery of this Agreement and the purchase of the Shares.

     5.6 IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     5.7 Subscriber hereby acknowledges and agrees that Placement Agent has been retained by the Company to act as the Company’s placement agent in the Offering, and that for its services, Placement Agent will receive a placement agent fee equal to six percent (6%) of the gross proceeds from the sale of Shares sold to Placement Agent contacts, and the reimbursement of certain expenses.

6. Miscellaneous.

     6.1 Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of the Company, addressed to it at the address set forth below:

GenVec, Inc.
65 West Watkins Mill Road
Gaithersburg, MD 20878
Attn: Jeffrey W. Church

and in the case of Subscriber to the address set forth on the Subscription Agreement Signature Page.

     6.2 This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Texas, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     6.3 This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. The Company acknowledges that all material facts upon which it has relied in forming its decision to enter into this Agreement are expressly set forth herein and further acknowledges that the Subscriber has not made any representations, express or implied, which are not set expressly set forth herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     6.4 The Company shall indemnify, defend and hold harmless Subscriber and each of its agents, partners, members, officers, directors, representatives, or affiliates (collectively, the “Subscriber Indemnities”) against any and all Losses, sustained by Subscriber Indemnities resulting from, arising out of, or connected with any material inaccuracy in, breach of, or nonfulfillment of any representation, warranty, covenant or agreement made by or other obligation of the Company contained in this Agreement (including the Exhibits hereto) or in any document delivered in connection herewith.

     6.5 The Company shall not issue any public statement or press release, or otherwise disclose in any manner the identity of the Subscriber or that Subscriber has purchased the Shares, without the prior written consent of the Subscriber, except as may be required by applicable law.

7. Signature. The signature page of this Agreement is contained as part of the applicable Subscription Agreement, entitled “Signature Page.”

SUBSCRIPTION AGREEMENT GENERAL INSTRUCTIONS

General Instructions

You may subscribe for Common Shares, $.001 par value (“Common Shares”), of GenVec, Inc., a Delaware corporation (the “Company”), by completing the Subscription Agreement in the following manner:

     1. On line (a) of the signature page state the number of Common Shares you wish to purchase.

     2. On line (b) of the signature page state the total cost of the Common Shares you wish to purchase. To obtain the cost, multiply the number of Common Shares you desire to purchase by the purchase price per Common Share set forth therein.

     3. All purchasers must complete and sign the Subscription Agreement.

     4. Sign and state your address, telephone number and social security or other taxpayer identification number on the lines provided on the signature page to the Subscription Agreement and deliver the completed Subscription Agreement with payment of the entire purchase price of the Common Shares subscribed for as set forth below. Payment should be made in United States Dollars by wire transfer to:

Bank of Texas, N.A.
ABA #
Acct
Acct Name:
FFC Acct #
FFC Acct Name:

Attn:

The Subscription Agreement Signature Page must be completed and signed by each investor. Send all documents to:

Stonegate Securities, Inc.
5950 Sherry Lane, Suite 410
Dallas, Texas 75225
Attention: Scott Griffith
Telephone No.: 214/987-4121
Facsimile No.: 214/987-1981

     THE COMPLETED SUBSCRIPTION AGREEMENT SHOULD BE RETURNED IN ITS ENTIRETY TO THE PLACEMENT AGENT DESIGNATED ABOVE.

Acceptance of Delivery

1

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of the completed Subscription Agreement will be reasonably determined by the Company. The Company reserves the absolute right to reject any completed Subscription Agreement, in its sole and absolute discretion. The Company also reserves the right to waive any irregularities in, or conditions of, the submission of completed Subscription Agreements. The Company shall be under no duty to give any notification of irregularities in connection with any attempted subscription for Common Shares or incur any liability for failure to give such notification. Until such irregularities have been cured or waived, no subscription for Common Shares shall be deemed to have been made. Any Subscription Agreement that is not properly completed and as to which defects have not been cured or waived will be returned by the Company to the subscriber as soon as practicable.

2

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

     The undersigned investor hereby certifies that he or she (i) has received and relied solely upon information provided by the Company, (ii) agrees to all the terms and conditions of this Subscription Agreement, (iii) meets the suitability standards set forth in this Subscription Agreement and (iv) is a resident of the state or foreign jurisdiction indicated below.

     (a) The undersigned subscribes for    Common Shares.

     (b) The total cost of the Common Shares subscribed for, at $    per Common Share, is $   (the “Purchase Price”).

Name of Subscriber (Print)

Name of Joint Subscriber (if any) (Print)

Signature of Subscriber

Signature of Joint Subscriber (if any)

Capacity of Signatory (if applicable)

Social Security or Taxpayer Identification Number

Residence Address

City	State	Zip Code

Telephone ( )

If other than Individual check one and indicate capacity of signatory under the signature:

☐ Trust
☐ Estate
☐ Uniform Gifts to Minors Act of State of
☐ Attorney-in-fact
☐ Corporation
☐ Other

If Joint Ownership, check one:

☐ Joint Tenants with Right of Survivorship
☐ Tenants in Common
☐ Tenants by Entirety
☐ Community Property

Backup Withholding Statement:
Please check this box only if the investor is subject to:

☐ backup withholding.

Foreign Person:
Please check this box only if the investor is a:

☐ nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate.

Telecopy No.

(c)	DTC Account Information:

The investor agrees to the terms of this Subscription Agreement and, as required by the Regulations pursuant to the Internal Revenue Code of 1986, as amended, certifies under penalty of perjury that (i) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (ii) the investor is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him that he is no longer subject to backup withholding and (iii) the investor (unless the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

     THE SUBSCRIPTION FOR    COMMON SHARES BY THE ABOVE NAMED SUBSCRIBER(S) IS ACCEPTED AS OF    , 2004.

By:

Title:

Exhibit A

Escrow Agreement

[Attached]